SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[X]	Soliciting Material under Rule 14a-12

Edward Jones Money Market Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ]       Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

_______________________________________________________________

2)       Form, Schedule or Registration Statement No.:

_______________________________________________________________

3)       Filing Party:

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4)       Date Filed:

_______________________________________________________________

ACTION IS NEEDED ON YOUR INVESTMENT IN:

Edward Jones Money Market Fund

PLEASE VOTE NOW

Recently, we sent you proxy materials regarding the Special Meeting of Shareholders of the Edward Jones Money Market Fund that is scheduled for Dec. 9, 2016. The Fund's records indicate that we have not received your voting instructions. We urge you to vote as soon as possible to allow the Fund to obtain the necessary number of votes required to hold the meeting as scheduled.

Voting is quick and will only take a few minutes of your time.

The Fund offers three easy methods for you to vote:

VOTE BY PHONE	VOTE BY MAIL	VOTE ONLINE

Call 1-855-723-7820 Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time to speak with a proxy specialist.

OR

If you have your proxy materials, call the number on your card and follow the touch-tone prompts to vote.

Return the executed proxy card in the postage-paid envelope provided so it is received before Dec. 9, 2016.

Visit www.proxyvote.com and enter the control number that appears on your proxy card. Follow the on-screen prompts to vote.

OR

If you are enrolled in Edward Jones Online Access, visit the Documents, Proxies & Other Shareholder Materials tab to review the proxy materials and complete your voting card.

If you did not receive your proxy materials or cannot locate them, please call to speak to a live agent who can provide you a free copy of the proxy statement and help you cast your vote.

1- 855-723-7820

Your vote is important no matter the size of your investment.

Please vote promptly.

Solicitation Script

Edward Jones

Edward Jones Money Market Fund

Special Meeting December 9, 2016

Toll Free Number: 1-855-723-7820

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for the Edward Jones Money Market Fund. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

General Outbound Greeting:

“Hello is Mr. /Ms. available please?”

“Hi Mr. /Ms. , my name is <Agent Name> and I am calling on behalf of the Edward Jones Money Market Fund on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on December 9, 2016 and have not received your vote. ”

Near Meeting Date Outbound Greeting:

Hello is Mr. /Ms. available please?”

“Hi Mr. /Ms. , my name is <Agent Name> and I am calling on behalf of the Edward Jones Money Market Fund on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held in just a few days on December 9, 2016 and have not received your vote. ”

Adjournment Outbound Greeting:

“Hello is Mr. /Ms. available please?”

“Hi Mr. /Ms. , my name is <Agent Name> and I am calling on behalf of the Edward Jones Money Market Fund on a recorded line. Due to the lack of shareholder participation, the Special Meeting of Shareholders has been adjourned to (date/time). We recently sent you proxy materials and have not received your vote. ”

Voting:

“Your Fund’s Board recommends that shareholders read the proxy statement carefully and vote “FOR” the proposals. Would you like to vote along with the recommendation of the Board?”

“Would you like to vote all of your accounts accordingly?”

“Thank you, I am recording your vote for the proposals. For confirmation purposes, please state your full name.”

“And according to our records, you currently reside in (read city, state, and Zip Code).

To ensure we have the correct street address for the confirmation, please state your street address.”

“Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 1-855-723-7820.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated. Thank you and have a good (day, evening, night).”

If Unsure of voting or does not want to vote along with the recommendation of the Board:

“Would you like me to review the proposals with you?” (After review or if the client still prefers to vote against , ask them if they would like to vote now over the phone).

If Not Received/Requesting material to be re-mailed:

“I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.” (Pause for response.)

After review, ask them if they would like to vote now over the phone:

“Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendation of the Board?”

If they don’t want proposals reviewed:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the shareholder.)

“Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 1-855-723-7820.”

If Not Interested:

(Use rebuttal) “Thank you for your time today. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

ANSWERING MACHINE MESSAGE:

“Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Edward Jones Money Market Fund. You should have received proxy materials electronically or in the mail concerning the Special Meeting of Shareholders to be held on December 9, 2016.”

“Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-855-723-7820 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

AUTOMATED ANSWERING MACHINE MESSAGE:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Edward Jones Money Market Fund. You should have received proxy materials electronically or in the mail concerning the Special Meeting of Shareholders to be held on December 9, 2016.”

“Your vote is very important. Please read the proxy statement, sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-855-723-7820 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor. Thank you and have a nice day.”

LGL-10103 EJMMF Proxy Follow-up

WordPower Email and Letter

Email Subject Lines:

Option1:  Reminder to vote: Edward Jones Money Market Fund

Option 2:  Your vote needed. Please act today.

Opening:

[I'm/We're] writing today to ask for your vote on important proposals regarding the Edward Jones Money Market Fund.

Body:

By now you should have received proxy materials in the mail from Broadridge, an independent proxy voting service. The materials outline the specific details of the proposals to be voted on at a shareholder meeting on Dec. 9 and should be read carefully.

If you haven't received these documents or cannot locate them, please contact Broadridge at the number listed below. The Board of Trustees of the Edward Jones Money Market Fund has unanimously approved the proposals and recommends that you vote FOR the proposals.

Shareholders of the Fund will be asked:

1.	To approve the election of four (4) new trustees for the Edward Jones Money Market Fund;
2.	To approve the new Investment Management and Administration Agreement between the Edward Jones Money Market Fund and Passport Research, Ltd;
3.	To approve the new Sub-Advisory and Sub-Administration Agreement among Passport Research, Ltd, Federated Investment Management Company, Federated Administrative Services and the Edward Jones Money Market Fund;
4.	To approve the new Rule 12b-1 Plan for the Edward Jones Money Market Fund; and

To approve the operation of the Edward Jones Money Market Fund in the manner described in a "manager-of-managers" exemptive order previously granted by the Securities and Exchange Commission that would permit the Edward Jones Money Market Fund to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.

Cast your vote online, by mail or by phone.

•	Call 1-855-723-7820 to speak to a proxy specialist Monday through Friday from 9 a.m. to 10 p.m. Eastern time.
•	Complete and mail the enclosed proxy card in the postage-paid envelope provided.
•	Visit proxyvote.com and enter the control number on your proxy card.
•	If you are enrolled in Online Access, visit the Documents, Proxies & Other Shareholder Materials tab to review the proxy materials and complete your voting card.

If you prefer, you can also contact my office and [BOA Name] will be happy to help you.

Closing:

Option 1:

The sooner you cast your vote, the greater the chance we'll receive the number of votes required to hold the meeting as scheduled on Dec. 9, so please take action today.

Option 2:

Because this vote is so important, you may receive follow-up communications until your vote is recorded. Responding today will help keep those additional contacts to a minimum.

Thank you for your vote, and please don't hesitate to reach out to [me/us] with any questions you may have.

Sincerely,

[FA Name]

INTERNAL USE ONLY

Money Market Proxy Call List

Purpose

Use this list to contact clients who have over $20,000 in the Edward Jones Money Market Fund and encourage them to vote on the proxy materials they have received. We know clients can be sensitive to receiving communication from third party firms and if they vote their proxy prior to October 27 they will not receive any follow-up calls or mailings from Broadridge.

➢	How to access the Call List?
  From the Calendar & Activities screen (JCMS), select the Summary of Lists link located under the Serve Clients heading on the left side of the screen.
  Select the Suggested Products & Services link from the three categories.

➢  List Composition

This list includes clients who:

•	Have $20,000 or more in the Edward Jones Money Market Fund (MFIS & MFRS as of 9/26/16)
•	Are enrolled in Online Access
o	If enrolled in Online Access, clients can visit the Documents, Proxies & Other Shareholder Materials tab to review the proxy materials and complete the voting card. Please see Account Access-Proxy Voting for more details
•	Are enrolled in e-delivery of Proxies & Other Shareholder Materials
o	These clients will receive their proxy notice via e-mail instead of regular mail
•	Are former Edward Jones employees or relatives of an Edward Jones employee

➢	How to Prioritize Your Calls

1.	Start with former Edward Jones associates noted on the Money Market Proxy Call List to vote their proxy. It's important to follow the <link to outbound call script> when making these calls. Starting with former Edward Jones associates will help you get comfortable with the script and any questions you may receive.

2.	Contact the top 15 shareholders on the Money Market Proxy Call List. It's important to follow the <link to outbound call script>. By being proactive with your top shareholders, you will be able reduce the number of reminder calls and mailings your clients will receive from Broadridge.
a.	Please be aware, you may already be contacting clients that are listed on the Money Market Proxy Call List for an upcoming appointment or another reason. At the end of that call please encourage them to vote and offer to connect them to Broadridge to help them through the process of voting their proxy.

3.	Finally, use the provided WordPower e-mail/letter template to reach out to any other clients on the Money Market Proxy Call List you would like to encourage to vote.

➢	Frequently Asked Questions
➢	Why weren't we informed of this proxy vote earlier?

Proxy solicitations require regulatory approval within a specified period of time. In addition, branch teams cannot assist clients with the voting process until the materials have been distributed to shareholders.

➢	Can the Financial Advisor or BOA tell clients that they are in favor of approval of the proposals?

No. Your opinion of approving the proposals cannot be disclosed to the client. You may say the Board of Trustees of the Edward Jones Money Market Fund has unanimously approved the proposals and recommends that you vote FOR the proposals, as set forth in the call script. You should also remind the client that they should review the proxy materials carefully and vote.

➢	How can shareholders vote?

Once shareholders receive the proxy package (the proxy statement, wrapper and ballot) they may vote by:

•	Online - Use the web address on the ballot (proxyvote.com), or the email they receive.
•	Online Access – If enrolled in Online Access, clients can visit the Documents, Proxies & Other Shareholder Materials tab to review the proxy materials and complete the voting card.
•	Phone - Use the toll-free number (1-855-723-7820) on the ballot – clients should follow the instructions from the Broadridge representative and will NOT need to have their proxy card available when they call.
•	Mail - Clients sign, date and complete the ballot and return it in the postage-paid envelope provided. Note: If clients vote by phone or online, they do not need to mail the proxy ballot.
•	Special Meeting - Clients may vote in person at the Special Meeting of shareholders on December 9, 2016, to be held at the offices of Edward Jones, located at 12555 Manchester Road, Saint Louis, Missouri 63131, at 9:00 a.m. (Central time), if they have obtained a legal proxy from their bank, broker or other nominee giving them the right to vote their shares in person.

➢	Who can clients call if they have questions about this Proxy Statement?

Shareholders will be advised to call Broadridge at 1-855-723-7820 if they have any questions.